Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $0.010

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

a.p. pharma

Certificate Number

ZQ 000000

A.P. PHARMA, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Shares

* * 6 0 0 6 2 0 * * * * * *

* * * 6 0 0 6 2 0 * * * * *

* * * * 6 0 0 6 2 0 * * * *

* * * * * 6 0 0 6 2 0 * * *

* * * * * * 6 0 0 6 2 0 * *

THIS CERTIFIES THAT

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander David & Sample MRS. **** Mr. Alexander David SAMPLE Sample **** Mr. Alexander David & Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. David Sample SAMPLE **** Mr. Alexander David Sample & **** Mr. Alexander MRS. David Sample **** SAMPLE Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

CUSIP 00202J 20 3

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

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****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares

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****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620

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FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

A.P. Pharma, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

President and Chief Executive Officer

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

Secretary

By

AUTHORIZED SIGNATURE

A.P. PHARMA, INC.

CORPORATE

SEAL

1987

DELAWARE

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a.p. pharma

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers Num/No Denom. Total.

1234567890/1234567890 1 1 1

1234567890/1234567890 2 2 2

1234567890/1234567890 3 3 3

1234567890/1234567890 4 4 4

1234567890/1234567890 5 5 5

1234567890/1234567890 6 6 6

Total Transaction 7

A.P. PHARMA, INC.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Preferred Shares Rights Agreement between A.P. Pharma, Inc. and Computershare Trust Company N.A., as the Rights Agent, dated as of December 18, 2006, as may be amended from time to time (as amended, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of A.P. Pharma, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. A.P. Pharma, Inc. will mail to the holder of this certificate a copy of the “Rights Agreement without charter after receipt of a written request therfor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian

(Cust) (Minor)

TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act

(State)

JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age)

(Cust)

under Uniform Transfers to Minors Act

(Minor) (State)

Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: 20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular,

without alteration or enlargement, or any change whatever.

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